Exhibit 10.14

EXECUTION VERSION

AMENDMENT NO. 2, dated as of September 25, 2012 (this “Amendment”), to the Credit Agreement dated as of October 19, 2007, among RYERSON INC., a Delaware corporation (the “Borrower”), Joseph T. Ryerson & Son, Inc., a Delaware corporation (“Ryerson & Son”), and Ryerson Canada, Inc., a Canadian corporation (“Ryerson Canada” and, together with Ryerson and Ryerson & Son, the “Borrowers”), the lending institutions parties hereto, BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A. (acting through its Canada branch), as Canadian agent, ABN Amro Bank N.V. and General Electric Capital Corporation, as co-syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and book manager, and Wells Fargo Capital Finance, LLC and Wells Fargo Foothill Canada ULC, as co-documentation agents (as amended and restated by Amendment No. 1 on March 14, 2011 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 13.9.1 of the Credit Agreement provides that the Obligors and the Administrative Agent (with the consent of, and at the direction of, the Required Lenders (or in certain cases, the consent and direction of all Lenders)) may amend the Credit Agreement;

WHEREAS, effective as of the Amendment No. 2 Effective Date (as defined below) each Lender consenting (each a “Consenting Lender”) to the Amendment (which together constitute the Required Lenders) has agreed to the amendments to the Credit Documents set forth below, which amendments shall become operative upon satisfaction of the conditions to operation set forth below.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement. Subject to satisfaction of the conditions to operation set forth below, the Credit Agreement is, as of the Operative Date (as defined below), hereby amended as follows:

(a) Section 1.1 is hereby amended to delete in their entirety the defined terms “Intercreditor Agreement,” “Maturity Date,” “Senior Secured Notes,” “Senior Secured Notes Indenture” and “Transactions” and by adding the following new defined terms in alphabetical order:

(i) “Amendment No 2” means amendment No. 2 to the Credit Agreement dated as of September 25, 2012.

(ii) “Intercreditor Agreement” means an Intercreditor Agreement by and between the Administrative Agent, the Canadian Collateral Agent and Wells Fargo Bank, N.A. as trustee, substantially consistent (as determined by the Administrative Agent in its reasonable judgment) with that certain Intercreditor Agreement dated October 19, 2007, by and between Administrative Agent, Canadian Agent and Wells Fargo Bank, N.A. as trustee (or the agreement governing any Refinancing Debt in respect of the Senior Notes).

(iii) “Maturity Date” means March 14, 2016.

(iv) “2nd Amendment Date” means the date upon which Amendment No. 2 to the Credit Agreement becomes operative in accordance with its terms.

(v) “Senior Notes” means the up to $1,100,000,000 of Senior Notes issued by Ryerson (and, at the Borrower’s option, Ryerson & Son as a co-issuer) on the 2nd Amendment Date pursuant to the Senior Notes Indenture, all or a portion of which may be secured (subject to the Intercreditor Agreement).

(vi) “Senior Notes Indenture” means each indenture under which any Senior Notes are issued.

(vii) “Transactions” means the Acquisition, the issuance of the Senior Secured Notes (as defined in the Credit Agreement as in effect on the Closing Date) on the Closing Date pursuant to the Senior Secured Notes Indenture (as defined in the Credit Agreement as in effect on the Closing Date), the entering into and Borrowing under this Agreement, the entry into the other Credit Documents, the Equity Contributions, and the payment of fees, commissions and expenses related to each of the foregoing.

(b) Section 10.2.3, clause (ii)(a) is hereby amended to read in its entirety “the Senior Notes”.

(c) Section 10.2.5, clause (xiii) is hereby amended by deleting the phrase “Senior Secured Notes” therein and replacing it with the phrase “Senior Notes”.

(d) Section 10.2.5 clause (xvii) is hereby amended by replacing it in its entirety with the following:

“(xvii) Liens securing additional notes issued under the Senior Notes Indenture after the 2nd Amendment Date; provided that the Liens thereon relating to Collateral are of the same or junior priority as the Liens securing any Senior Notes issued on the 2nd Amendment Date that are secured; and”

(e) Section 10.2.17 clause (ii) is hereby amended by replacing it in its entirety with the following

“(ii) the Senior Notes Indenture as in effect on the 2nd Amendment Date,”.

(f) Section 11.1.12 is hereby amended by inserting the phrase “(as defined in the Credit Agreement as in effect on the Closing Date” after the phrase “Senior Secured Notes”.

(g) Each other reference to “Senior Secured Notes” or “Senior Secured Notes Indenture” in the Credit Agreement or any other Credit Document is hereby amended to be a reference to “Senior Notes” or “Senior Notes Indenture,” as applicable (except to the extent expressly referring to such terms as defined in the Credit Agreement as in effect on the Closing Date).

Section 2. Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 2 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification therein) in all respects on and as of the date hereof).

Section 3. Conditions to Effectiveness. Section 1 of this Amendment shall become effective (but not operative) on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Obligor.

(ii) Expenses. The Borrowers shall have paid all expenses (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP and Ogilvy Renault LLP counsel for the Administrative Agent) of the Administrative Agent for which invoices have been presented on or prior to the Amendment No. 2 Effective Date.

Section 4. Conditions to Operation. Section 1 of this Amendment shall become operative on the date on or following the Amendment No. 2 Effective Date that the following conditions have been substantially contemporaneously satisfied (such date, if any the “Operative Date”):

(i) Credit Extension Conditions. The conditions to all credit extensions in Section 11.2 of the Credit Agreement shall be satisfied.

(ii) Satisfaction and Discharge of Existing Indebtedness. The Senior Secured Notes and Senior Secured Notes Indenture (each as defined in the Credit Agreement as in effect on the Closing Date) outstanding on the date hereof shall have been satisfied and discharged and all associated Liens shall have been released (or transferred to the collateral agents under the Senior Notes, but not necessarily released of record).

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law. THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Borrowers, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Obligor reaffirms its obligations under the Credit Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Operative Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Obligors hereby consents to this Amendment and confirms that all obligations of such Obligor under the Credit Documents to which such Obligor is a party shall continue to apply to the Credit Agreement as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

RYERSON INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

JOSEPH T. RYERSON & SON, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

EPE, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

J.M. TULL METALS COMPANY, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RCJV HOLDINGS, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RDM HOLDINGS, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

[Signature Page to Amendment]

RYERSON AMERICAS, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RYERSON INTERNATIONAL MATERIAL MANAGEMENT SERVICES, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RYERSON INTERNATIONAL TRADING, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RYERSON INTERNATIONAL, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RYERSON PAN-PACIFIC LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RYERSON PROCUREMENT CORPORATION

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

[Signature Page to Amendment]

TURRET HOLDING CORPORATION

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

RYERSON HOLDINGS (BRAZIL), LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

TURRET STEEL INDUSTRIES, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

SUNBELT-TURRET STEEL INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

IMPERIAL TRUCKING COMPANY, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

[Signature Page to Amendment]

WILCOX-TURRET COLD DRAWN, INC.

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

[Signature Page to Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and a U.S. Revolver Lender

By:	/s/ Stephen King
Name:	Stephen King
Title:	Sr. Vice President

BANK OF AMERICA, N.A., (acting through its Canada branch) as Canadian Agent

By:	/s/ MEDINA SALES DE ANDRADE
Name:	MEDINA SALES DE ANDRADE
Title:	VICE PRESIDENT

BANK OF AMERICA, N.A., as Issuing Bank

By:	/s/ Stephen King
Name:	Stephen King
Title:	Sr. Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as Collateral Agent

By:	/s/ Matt Harbour
Name:	Matt Harbour
Title:	Senior Vice President

[Signature Page to Amendment]

The undersigned hereby consents to the Amendment:

Bank of Montreal
(Name of Institution)

By:	/s/ Sean Gallaway
Name:	Sean Gallaway
Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment]

The undersigned hereby consents to the Amendment:

BMO Harris Bank N.A.
(Name of Institution)

By:	/s/ Michael W. Scolaro
Name:	Michael W. Scolaro
Title:	M.D.

By:
Name:
Title:

[Signature Page to Amendment]

The undersigned hereby consents to the Amendment:

JPMORGAN CHASE BANK, N.A.

By:	/s/ David A. Lehner
Name:	David A. Lehner
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:
Name:
Title:

The undersigned hereby consents to the Amendment:

JPMORGAN CHASE BANK, N.A.

By:
Name:	David A. Lehner
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:	/s/ John Freeman
Name:	John Freeman
Title:	Senior Vice President

The undersigned hereby consents to the Amendment:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Andrew Blickensderfer
Name:	Andrew Blickensderfer
Title:	AVP

[Signature Page to Amendment]

The undersigned hereby consents to the Amendment:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Timothy Canon
Name:	Timothy Canon
Title:	Vice President

(Signature Page to Amendment)

The undersigned hereby consents to the Amendment:

UBS Loan Finance LLC

(Name of Institution)

By: ______________________

Name: Irja R. Otsa

Title: Associate Director Banking Products Services, US

By: ______________________

Name: David Urban

Title: Associate Director Banking Products Services, US

[Signature Page to Amendment]

The undersigned hereby consents to the Amendment:

____

Wells Fargo Capital Finance Corporation Canada

By: ________________________________

Name: Domenic Cosentino

Title: Authorized Signatory

Domenic Cosentino
Vice President
Wells Fargo Capital Finance
Corporation Canada

[Signature Page to Amendment]

The undersigned hereby consents to the Amendment:

Wells Fargo Foothill Canada ULC

By: ______________________________

Name: Domenic Cosentino

Title: Authorized Signatory

Domenic Cosentino
Vice President
Wells Fargo Foothill
Canada ULC

[Signature Page to Amendment]